Exhibit 10.3

                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT is made and entered into as of January 6, 2007 (this "Agreement"), by and between DGSE Merger Corp., a Delaware corporation ("DGSE"), and Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) ("Superior"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement"), by and among DGSE Companies Inc., a Nevada corporation ("Parent"), DGSE, Superior and Stanford International Bank, Ltd., a company organized under the laws of Antigua and Barbuda (together with its successors, "Stanford").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and Superior have approved and declared advisable the Merger Agreement and the merger of DGSE with and into Superior (the "Merger"), with Superior being the surviving corporation;

     WHEREAS, Superior is engaged in the business, inter alia, of the sale of rare coins on a retail, wholesale, and auction basis; and

     WHEREAS, key personnel of DGSE have substantial expertise that is useful to Superior, and Superior and DGSE desire that, during the Term hereof, DGSE shall supply the services of certain of its corporate officers to serve as senior management of Superior.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto (collectively, the "Parties"), intending to be legally bound, hereby agree as follows:

     1. Appointment. Superior hereby appoints DGSE to render the Services described in Section 2 for the term of this Agreement.

     2. Services.

         2.1 DGSE shall provide two or three senior executives (the "Interim Executives"), on a part-time basis, for the term of this Agreement (the "Term"), to serve as the senior management of Superior. These individuals are initially anticipated to be William H. Oyster as interim Chief Executive Officer, Scott Williamson as interim Chief Operating Officer, and John Benson as interim Chief Financial Officer and interim Vice President, Finance. The interim Chief Executive Officer shall report to the Company Board, and the other Interim Executives shall report to the interim Chief Executive Officer.

         2.2 During the term of this Agreement, DGSE shall render to Superior, by and through the Interim Executives and such of DGSE's Representatives and Affiliates and Representatives of such Affiliates as DGSE, in its sole discretion, shall from time to time designate, management, advisory, consulting and other services in relation to operations, inventory management, litigation, strategic planning, sales, restructuring, marketing and financial oversight, including the selection, retention and supervision of independent auditors and outside legal counsel and the authority to approve hiring, discipline, and termination of all Superior employees, consultants and contractors (the "Services"), in consultation with the Company Board.

     3. Limitations.

         3.1 The Interim Executives shall not effectuate any material business transaction between DGSE (or any of its Affiliates) and Superior (or any of its Affiliates), except (i) as expressly contemplated by the Merger Agreement, (ii) in the Ordinary Course of Business of each of DGSE and Superior, (iii) for permitted intercompany transactions on the terms described in Schedule 3.1 hereto, or (iv) after consulting with and obtaining the approval of the Special Interim Committee of the Company Board, comprised of the Superior directors who are not affiliated with DGSE, initially to consist of Mitchell Stolz and David Rector (the "Independent Committee").

         3.2 The Interim Executives shall not materially change the strategic direction of Superior's business, except (i) for changes to Superior's strategic direction described in Schedule 3.2 hereto, or (ii) after consulting with and obtaining the approval of the Independent Committee. The Parties acknowledge and agree that Superior has been operating with heavy losses for an extended period of time and that DGSE shall have broad authority to implement a turnaround, including changing the focus, strategy and direction of Superior as DGSE in its business judgment and discretion deems appropriate, and Superior authorizes and directs the Independent Committee to cooperate with DGSE in implementing DGSE's turnaround strategy.

     4. Payment.

         4.1 In consideration for DGSE providing the Services, Superior shall pay DGSE fees in the amount of (i) $50,000 per month for the services of the Interim Executives, and (ii) the hourly compensation rate, without mark-up, for the services of all other DGSE Representatives. Fees shall accrue and be payable on a daily basis. Fee payments shall be non-refundable.

         4.2 Superior shall reimburse DGSE, as accrued, for all of its reasonable out-of-pocket expenses, including travel, lodging and related costs for the Interim Executives and other DGSE Representatives for travel to the offices of Superior or otherwise incurred to perform the Services.

         4.3 Superior shall pay to DGSE $60,000 concurrently with the execution of this Agreement as an advance payment and retainer for all amounts becoming due under the Agreement, and DGSE may charge its fees and out-of-pocket expenses directly against the retainer as the same accrue. On the first business day of each succeeding calendar month during the term hereof, Superior shall restore the balance of such retainer to $60,000. If at any time the balance of the retainer shall fall below $5,000, Superior shall advance additional funds reasonably requested by DGSE as a retainer. DGSE shall have no obligation to provide any of its Services to Superior, or to incur any out-of-pocket expenses on behalf of Superior, if it shall not be reasonably assured of obtaining indefeasible payment for its Services. DGSE shall be obligated to return any unearned retainer upon the termination of this Agreement.

     5. Term of Agreement. The Term shall commence on the date hereof, and shall continue until the first to occur of the following (or such later time as DGSE and Superior may agree in writing): (i) the consummation of the Merger; (ii) the termination of the Merger Agreement; and (iii) the Outside Date. The Parties acknowledge that nothing contained in this Agreement shall obligate either DGSE or Superior to consummate the Merger, and that all commitments related to the consummation of the Merger are set forth in the Merger Agreement.

     6. Other Business.

         6.1 DGSE and its Affiliates may engage in or possess an interest in any other business venture of any kind, nature or description, independently or with others, whether or not such ventures are competitive with Superior, notwithstanding that representatives of DGSE or any of its Affiliates are serving on the Company Board or as senior management of the Company. None of DGSE nor any of its Affiliates, as a stockholder, officer or director of Superior, shall have any obligation to offer first to Superior any business opportunity or venture of any kind, nature or description that DGSE or any such Affiliate may wish to pursue from time to time, independently or with others. Nothing in this Agreement shall be deemed to prohibit DGSE or any of its Affiliates from dealing, or otherwise engaging in business, with Persons transacting business with Superior. Superior shall not have any rights or obligations by virtue of this Agreement or the transactions contemplated hereby, in or to any independent venture of DGSE or its Affiliates, or the income or profits or losses or distributions derived therefrom, and such ventures shall not be deemed wrongful or improper even if competitive with the business of Superior.

         6.2 During the Term the Interim Executives are expected to continue their current services to DGSE on a part-time basis. Nothing herein shall in any way preclude DGSE or its officers, employees, agents, representatives, members or affiliates, including the Interim Executives, from engaging in any business activities or from performing services for its or their own account or for the account of others, including for companies that may be in competition with the business conducted by Superior.

     7. Confidentiality.

         7.1 The Parties acknowledge that DGSE, Superior and Stanford have previously executed that certain Mutual Confidentiality Agreement, effective April 1, 2006 (as amended from time to time, the "Confidentiality Agreement"), which shall continue in full force and effect in accordance with its terms.

         7.2 Notwithstanding anything to the contrary in the Confidentiality Agreement, the Parties acknowledge that each may use Residuals for any purpose. "Residuals" means any "Confidential Information" (as defined in the Confidentiality Agreement) and any ideas, concepts, know-how and techniques contained therein retained in the unaided memories of any employee or agent of a Party who has had access to Confidential Information. Memory is deemed unaided if an individual has not intentionally memorized the relevant information for the purpose of retaining and subsequently using or disclosing it for purposes unrelated to the purpose of disclosure.

         7.3 Notwithstanding anything to the contrary in the Confidentiality Agreement, the Parties acknowledge that the Interim Executives may use the Confidential Information in connection with providing the Services, including
(i) delivering Confidential Information to counterparties to Superior Contracts,
(ii) complying with investigations by Governmental Entities, (iii) providing financial and other information to Superior's independent public auditing firm, and (iv) publicly disclosing the Confidential Information as the Interim Executives in good faith deem necessary to comply with Superior's reporting obligations under the Securities Act, the Exchange Act, SOX or the SEC Rules.

         7.4 DGSE and Superior acknowledge and agree that they are competitors operating in the same line of business and that certain customers, suppliers, vendors and employees in this business are known to both DGSE and Superior and that each Party has access to information regarding such customers, suppliers, vendors and employees that is not Confidential Information. The Party disclosing Confidential Information ("Discloser") acknowledges that use of such information will not be restricted by, or, in and of itself, be deemed to violate, any provision of this Agreement. If a customer or employee of one Party becomes a customer or employee, respectively, of the other Party, each Party acknowledges and agrees that such other Party will have no liability with respect thereto unless such Party can affirmatively prove that the Party receiving Confidential Information ("Recipient") used Confidential Information to solicit a customer or employee of Discloser to become a customer or employee, respectively, of Recipient. Furthermore, each Party understands that the other Party may currently or in the future be developing information internally, or receiving information from other Party that may be similar to Discloser's information. Accordingly, nothing in this Agreement or the Confidentiality Agreement will be construed as a representation or inference that Recipient will not enter into a line of business, that, without violation of this Agreement, would compete with the business of the other Party, assuming there is no misuse of Confidential Information.

     8. D&O Insurance. Upon the execution of this Agreement, Superior shall use its commercially reasonably efforts to add the Interim Executives and new members of the Company Board as named beneficiaries under its insurance policy for directors and officers.

     9. Exculpation; Limitation of Liability. Each Party agrees, on behalf of itself and its Affiliates, that in performing any duties hereunder, to the maximum extent permitted by applicable law, DGSE and its Representatives, including the Interim Executives, shall not be directly or indirectly liable to any Party, or any Affiliates of any Party, for damages, losses, expenses or other Liabilities, whether sounding in tort, contract or otherwise, arising from their acts or omissions, including for their active negligence, violations of federal or state securities laws, breaches of fiduciary duties, or other wrongful act of DGSE or any such Representative, except for the acts of gross negligence or willful misconduct of such Person. DGSE or its Representatives may consult with legal counsel (whether such counsel will be regularly retained or specifically employed and whether such counsel is engaged by DGSE or Superior) in connection with providing the Services and shall be fully protected in any act taken, suffered, or permitted by it in good faith in accordance with the advice of counsel. IN NO EVENT SHALL DGSE OR ANY INTERIM EXECUTIVE BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER (OTHER THAN FOR DAMAGES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY DGSE OR THE INTERIM EXECUTIVE), (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR
(iii) DAMAGES WHICH IN THE AGGREGATE WOULD EXCEED THE AMOUNT OF FEES PAID TO DGSE UNDER THIS AGREEMENT (OTHER THAN FOR DAMAGES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY DGSE OR THE INTERIM EXECUTIVE). Each Party hereby agrees to defend, indemnify and hold harmless DGSE and its Representatives for any Liabilities to any Affiliate of such Party to the extent the provisions of this Section 9 would limit such Liabilities if such Affiliate were a party and signatory hereto.

     10. Indemnification.

         10.1 Superior shall defend, indemnify and hold DGSE, the Interim Executives and their respective Representatives and Affiliates (collectively, the "Indemnified Parties") harmless from and against all damages, losses, expenses or other Liabilities incurred by the Indemnified Parties directly or indirectly as a result of providing the Services during the Term, including, to the maximum extent permitted by applicable law, for the active negligence, violations of federal or state securities laws, breaches of fiduciary duties, or other wrongful act of an Indemnified Party; provided, however, that Superior shall not be liable for any loss caused by the gross negligence or willful misconduct of an Indemnified Party.

         10.2 All claims for indemnification under this section shall be asserted and resolved as follows:

             (a) Third party claims.

                  (1) If an Indemnified Party becomes aware of a third-party claim that such Indemnified Party believes may result in a loss to such Indemnified Party, such Indemnified Party (or DGSE on such Indemnified Party's behalf) shall promptly notify Superior of such claim; provided that the failure to so notify Superior shall not relieve Superior of any liability that it may have to any Indemnified Party, except to the extent that Superior demonstrates that the defense of such third-party claim is materially prejudiced by the failure to give such notice.

                  (2) If an Indemnified Party (or DGSE on its behalf) provides notice to Superior of the assertion of a third-party claim, Superior shall be entitled to assume the defense of such third-party claim unless (i) Superior is also a Person against whom the third-party claim is made and the Indemnified Party determines in good faith that joint representation would be inappropriate, or (ii) Superior fails to provide reasonable assurance to the Indemnified Party of both (x) the financial capacity of Superior to defend such third-party claim, and
         (y) the ability of Superior to provide indemnification or to assume the defense of such third-party claim with counsel satisfactory to the Indemnified Party. After notice from Superior to the Indemnified Party of its election to assume the defense of such third-party claim, Superior shall not, so long as it diligently conducts such defense, be liable to the Indemnified Party for any fees of other counsel or any other expenses with respect to the defense of such third-party claim, in each case subsequently incurred by the Indemnified Party in connection with the defense of such third-party claim, other than reasonable costs of investigation. If Superior assumes the defense of a third-party claim, (A) such assumption shall establish conclusively for purposes of this Agreement that the claims made in that third-party claim are within the scope of and subject to indemnification, and (B) no compromise or settlement of such third-party claims may be effected by Superior without the Indemnified Party's prior written consent unless (1) there is no finding or admission of any violation of Law or any violation of the rights of any Person, (2) the sole relief provided is monetary damages that are paid in full by Superior, and (3) the
         Indemnified   Party  shall  have  no  liability  with  respect  to  any
         compromise or settlement of such third-party claims effected without its written consent. If notice is given to Superior of the assertion of any third-party claim and Superior does not, within ten days after the Indemnified Party's notice is provided, provide notice to the Indemnified Party of the election of Superior to assume the defense of such third-party claim, then the Indemnified Party may assume the defense of such third-party claim at the expense of Superior. Superior shall be bound by any determination made in such third-party claim or any compromise or settlement effected by the Indemnified Party.

                  (3) Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that a third-party claim may adversely affect it or its Related Persons other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Party may, by notice to Superior, assume the exclusive right to defend, compromise or settle such third-party claim, but Superior shall not be bound by any determination of any third-party claim (including the losses incurred in connection therewith) so defended for the purposes of this Agreement or any compromise or settlement effected, without its written consent.

                  (4) Any dispute between any Indemnified Party and Superior under this section shall be resolved pursuant to the dispute resolution procedures described in Section 10.2(b) and Section 12.

                  (5) If Superior has conducted any defense or consented to any settlement under this section, Superior shall not have the right, power or authority to object to the amount of any claim by any Indemnified Party with respect to and in accordance with such settlement.

             (b) Non-third party claims.

                  (1) If an Indemnified Party has a claim hereunder that does not involve a claim being asserted against or sought to be collected by a third party, such Indemnified Party shall with reasonable promptness deliver a notice with respect to such claim to Superior. Such notice shall set forth (i) a brief description of the circumstances supporting such Indemnified Party's claim against Superior; and (ii) a non-binding, preliminary estimate of the aggregate dollar amount of the actual and potential losses that have arisen and may arise related to such claim. If Superior does not notify such Indemnified Party within 30 calendar days from the date of receipt of such notice that Superior disputes such claim, the amount of such claim shall be conclusively deemed a liability of Superior hereunder. In case Superior shall object in writing to any claim made in accordance with this section, the Indemnified Party shall have 15 calendar days to respond in a written statement to the objection of Superior. If after such 15 calendar day period there remains a dispute as to any claim, the Indemnified Party and Superior shall attempt in good faith for 60 calendar days to agree upon the rights of the respective parties with respect to each of such claims. If the Indemnified Party and Superior should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. If such parties do not so agree, the Indemnified Party and Superior shall resolve such dispute pursuant to Section 12 and
         Section 15.6.

         10.3 An Indemnified Party's failure to give reasonably prompt notice to Superior of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve Superior of any liability which Superior may have to such Indemnified Party, unless the failure to give such notice materially and adversely prejudiced Superior.

         10.4 Each Party, on its own behalf, and on behalf of its Affiliates, agrees that DGSE shall not owe any fiduciary duties to such Party or its Affiliates, in any capacity (including as a stockholder or creditor of Superior) in the performance of any of the Services.

     11. Right of Setoff. Superior hereby grants to DGSE a right of setoff upon any and all monies, securities or other property of Superior, and the proceeds therefrom, now or hereafter held or received by or in transit to DGSE from or for the account of Superior (including any amounts held as a retainer hereunder), whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon and against any and all claims or other Actions of Superior against DGSE, or any sums owing from DGSE to Superior, at any time arising or existing. The right of setoff granted pursuant to this Section 11 shall be cumulative of and in addition to DGSE's common law right of setoff.

     12. Arbitration.

         12.1 If a dispute arises concerning the matters contemplated by this Agreement, the Party defending the claim (the "Defending Party"), may, by written notice to the Party asserting the claim (the "Prosecuting Party"), demand arbitration of the matter, which arbitration shall be conducted by a single arbitrator. The Prosecuting Party and the Defending Party shall use their respective best efforts to agree on the arbitrator, provided that if they cannot so agree within ten business days (or such longer period as they may agree), either the Prosecuting Party or the Defending Party can request that Judicial

Arbitration and Mediation Services ("JAMS") select the arbitrator. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the Defending Party and Prosecuting Party an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the other of them about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent Law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator shall be written, shall be in accordance with applicable Law and with this Agreement, and shall be supported by written findings of fact and conclusions of Law, which shall set forth the basis for the decision of the arbitrator. The decision of the arbitrator as to the validity and amount of any claim shall be binding and conclusive.

         12.2 Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. Any such arbitration shall be held in Dallas, Texas under the commercial rules then in effect for JAMS. The non-prevailing party to an arbitration shall pay its own expenses, the fees of the arbitrator, any administrative fee of JAMS, and the expenses, including attorneys' fees and costs, reasonably incurred by the other party to the arbitration.

     13. Notices. All notices, requests, instructions or other documents to be given or delivered under this Agreement shall be in writing and shall be deemed given: (i) five Business Days following the deposit of registered or certified mail in the United States mails, postage prepaid, (ii) when confirmed by telephone confirmation, if sent by facsimile or email, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one Business Day following delivery to a reputable national courier service for overnight delivery, postage prepaid; and in each case, addressed to a Party at the following address for such Party:

     If to DGSE, addressed to it at:

              DGSE Merger Corp.
              2817 Forest Lane
              Dallas, Texas  75234
              Attn:  Dr. L.S. Smith
              Facsimile:  [omitted]
              Email:  [omitted]

     with a copy (which shall not constitute notice and which shall not be required for delivery to be effective) to:

              Sheppard, Mullin, Richter & Hampton LLP
              12275 El Camino Real, Suite 200
              San Diego, California  92130-2006
              Attn:  John J. Hentrich, Esq.
              Facsimile:  [omitted]
              Email:  [omitted]

     If to Superior, addressed to it at:

              Superior Galleries, Inc.
              9478 W. Olympic Boulevard
              Beverly Hills, California  90212
              Attn:  Chair, Special Independent Committee
              Facsimile:  [omitted]
              Email:  [omitted]
     with copies (which shall not constitute notice and which shall not be required for delivery to be effective) to:

              Rutan & Tucker LLP
              611 Anton Boulevard Suite 1400
              Costa Mesa, California  92626-1931
              Attn: Thomas Brockington, Esq.
              Facsimile:  [omitted]
              Email:  [omitted]

     and:

              Stanford International Bank Ltd.
              c/o Stanford Financial Group
              6075 Poplar Avenue
              Memphis, Tennessee  38119
              Attn: James M. Davis, Chief Financial Officer
              Facsimile: [omitted]
              Email:  [omitted]

     and:

              Adorno & Yoss LLP
              2525 Ponce de Leon Blvd., Suite 400
              Miami, Florida  33134-6012
              Attn: Seth P. Joseph, Esq.
              Facsimile:  [omitted]
              Email:  [omitted]

Any Party may change its address, email address or fax number for purposes hereof to such other address, email address or fax number as such Party may have previously furnished to the other Parties in writing in accordance with this
Section 13.

     14. Status. The Parties intend that DGSE shall be an independent contractor pursuant to this Agreement, and that this Agreement shall not be construed to create or give rise to any partnership, agency or joint venture.

     15. Miscellaneous.

         15.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         15.3 Entire Agreement. This Agreement, together with the Merger Agreement and the Confidentiality Agreement, constitute the entire agreement and understanding of the Parties in respect of the subject matter of this Agreement and supersede all prior agreements and undertakings by or among the Parties, both written and oral, among the Parties, or any of them, with respect to the subject matter of this Agreement.

         15.4 Assignment. Neither this Agreement nor any of the rights, interests, Liabilities or obligations hereunder shall be assigned by any of the Parties, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void and of no force or effect; provided that DGSE may assign its rights and obligations hereunder to any of its Affiliates.

         15.5 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as provided in (i)
Section 10 with respect to Indemnified Parties and (ii) Section 8 with respect to Interim Executives and new members of the Superior board of directors.

         15.6 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

                  (a) This Agreement and the performance of the obligations of the Parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts negotiated, executed and to be performed entirely within such State.

                  (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of any Texas district court and any state appellate court therefrom within the County of Dallas in the State of Texas (or, if the Texas district court declines to accept jurisdiction over a particular matter, any state or federal court within said County) in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment relating hereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Texas state court or, to the extent permitted by law, in such federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any such Texas state or federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Texas state or federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Each Party irrevocably consents to service of process in the manner provided for notices under this Agreement. Nothing in this Agreement shall affect the right of any Party to this Agreement to serve process in any other manner permitted by law.

                  (d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (1) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (2) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (3) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (4) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         15.7 Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute but one and the same agreement.

         15.8 Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile, email or similar electronic or digital transmission pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

15.9 Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies in this Agreement that are expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement, or by law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy and nothing in this Agreement shall be deemed a waiver by any Party of any right to specific performance or injunctive relief.

         15.10 Time. Time is of the essence in the performance of this Agreement.

         15.11 Interpretation. The terms and provisions of Section 1.3 of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                                      DGSE MERGER CORP.


                                                      By: /s/ William H. Oyster
                                                         -----------------------
                                                         William H. Oyster
                                                         Chief Executive Officer


                                                      SUPERIOR GALLERIES, INC.


                                                      By: /s/ Silvano DiGenova
                                                         -----------------------
                                                         Silvano DiGenova
                                                         Chief Executive Officer

                                                                    SCHEDULE 3.1
                                                                    ------------

                       PERMITTED INTERCOMPANY TRANSACTIONS

The following  transactions  may be effected  between DGSE Merger Corp.  and its
Affiliates   (collectively,   "DGSE")  and  Superior  Galleries,  Inc.  and  its
Affiliates (collectively, "Superior"):

     1.  DGSE  and   Superior  may  each  consign   jewelry,   watches,   coins,
collectibles, and any other inventory to the other for sale to customers at the standard DGSE dealer rates.

     2. DGSE may pay Superior standard dealer rates for scrap gold, silver, and other metals.

     3. DGSE may repair jewelry, watches, and other inventory items for Superior or Superior's customers at standard dealer rates.

     4. Each may sell the other inventory as needed based on standard DGSE dealer rates.

     5. DGSE may consign rare coins to Superior for auction at the preferred standard auction consignment rates charged by Superior.

     6. DGSE may write appraisals for Superior jewelry inventory or Superior customer jewelry and charge the standard customer rates.

     7. Either company may consign to the other items to be sold on eBay or other Internet sites; such items may be consigned to Superior to establish DGSE's interest in such items.

                                                                    SCHEDULE 3.2
                                                                    ------------

                           APPROVED STRATEGIC CHANGES

DGSE Merger Corp., acting through the Interim Executives and its other Representatives (collectively, "DGSE"), is authorized to change the strategic direction of Superior Galleries, Inc. and its Affiliates (collectively, "Superior") in, inter alia, the following manner:

     1. DGSE may reassign Superior personnel between operating activities, or substantially increase or decrease staffing levels.

     2. DGSE may increase or decrease Superior's emphasis on any or all of the following operating activities:

          2.1  auction;

          2.2  wholesale;

          2.3  retail;

          2.4  over the counter buying and selling (second-hand transactions);

          2.5  scrap processing;

          2.6  trading;

          2.7  dealer wholesale; and

          2.8  any other activity in which Superior is currently engaged.

     3. DGSE may change Superior's accounting hardware and software.

     4. DGSE may modify Superior's corporate policies regarding compensation and fringe benefits.

     5. DGSE may change Superior's advertising form and policy.

     6. DGSE may introduce new business related to jewelry, watches, diamonds.